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                                                                 [Exhibit 10.17]


                         [THE BOYLE COMPANY LETTERHEAD]





                               February 20, 1998



Mr. Richard Rosenfeld
Chief Financial Officer
BARRINGER TECHNOLOGIES
219 South Street
New Providence, NJ 07974

          RE:  LEASE EXTENSION

Dear Rich:

     Pursuant to our telephone conversation regarding your desire to extend the terms of the existing Lease on a short-term basis, allow this letter to serve as an Addendum to the present Lease.

     Whereas, it is agreed between the parties that Barringer Technologies shall extend their existing Lease for Suites 200 and 201, as well as to new Suite 204, for a period of an additional six (6) months. It is further agreed that Barringer Technologies can terminate their Lease by giving the Landlord 60 days' notice in writing of their intend to do so.

                                   Very truly yours,

                                   THE BOYLE COMPANY


                                   /s/ John P. Boyle, III

                                   John P. Boyle, III
                                   Executive Vice President


AGREED AND ACCEPTED:

/s/ Richard Rosenfeld VP
--------------------------------
Richard Rosenfeld,
Barringer Technologies